                                                                   EXHIBIT 10.15


                                                                  EXECUTION COPY
                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

                                    This AMENDMENT NO. 2 TO CREDIT AGREEMENT is made and entered into as of March 12, 1999, by and among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding") and the Required Lenders (as defined in Article I of the Credit Agreement).

                                    RECITALS

     A. The Borrower, Holding, the Lenders (as defined in Article I of the Credit Agreement), Salomon Brothers Inc, and Bankers Trust Company, entered into a Credit Agreement dated as of April 7, 1998 (as amended and otherwise modified to the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     B. The Borrower requested certain changes to the Credit Agreement, and has agreed to certain changes to other provisions of the Credit Agreement.

     C. The Required Lenders are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     D. The Borrower, Holding and the Required Lenders are entering this Amendment pursuant to Section 9.08(b) of the Credit Agreement.

                                   AGREEMENTS

     In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holding and the Required Lenders agree as follows:

     1. Definitions. (a) Clause (e)(ii)(A) of the definition of "Permitted Acquisition" is amended in its entirety to read:

               (A) Revolving Loans, the aggregate principal amount of which, when added to the aggregate outstanding principal amount of all other Revolving Loans made to finance Permitted Acquisitions, shall not exceed $45,000,000 at any one time outstanding; and

     (a) The table in the definition of "Pricing Adjustment" is amended in its entirety to read:

                            Category 1              Category 2               Category 3             Category 4
                          Debt/Adjusted            Debt/Adjusted           Debt/Adjusted          Debt/Adjusted
                          EBITDA Ratio             EBITDA Ratio            EBITDA  Ratio          EBITDA Ratio
                      greater than or equal      less than 5.5:1.0     less than 4.0:1.0 and    less than 3.5:1.0
                           to 5.5:1.0          and greater than or        greater than or
                                                 equal to 4.0:1.0        equal to 3.5:1.0
                      ---------------------    -------------------     --------------------     -----------------
Commitment Fees               0%                      0%                     .0625%                 .125%
ABR Loans                     0%                   .250%                      .500%                 .750%
Eurodollar Loans              0%                   .250%                      .500%                 .750%


     2. Interest on Loans. Sections 2.06(a) and (b) of the Credit Agreement are amended in their entirety to read:

          (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus 1.50% less the applicable Pricing Adjustment.

          (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted Eurodollar Rate for the Interest Period in effect for such Borrowing plus 2.50% less the applicable Pricing Adjustment.

     3. Use of Proceeds. Section 3.13 of the Credit Agreement is amended by adding a new clause (e) as follows:

          (e) Notwithstanding anything in this Agreement to the contrary, not more than $45,000,000 of the Aggregate Revolving Credit Exposure outstanding at any time may be used by the Borrower for purposes of Permitted Acquisitions pursuant to Section 6.04(c), and not more than $15,000,000 of the Aggregate Revolving Credit Exposure outstanding at any time may be used by the Borrower for any corporate purpose other than Permitted Acquisitions pursuant to Section 6.04(c).

     4. Financial Statements, Reports, etc. Section 5.05(d) of the Credit Agreement are amended in its entirety to read:

          (d) concurrently with any delivery of financial statements under clause (a), (b) or (c), a certificate of the accounting firm or a Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Section 3.13(e) and Section 6.09 through Section 6.12;

     5. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. Section 6.05 of the Credit Agreement is amended by deleting the word "and" at the end of clause (a)(iii), deleting the word "or" at the end of clause (a)(iv), and inserting new clauses (a)(v) and (a)(vi) as follows:

          (v) the Borrower may pay dividends on the Borrower's Exchangeable Preferred Stock in cash, but only (A) to the extent that such cash is to be used by Holding to pay in cash dividends on Holding's Exchangeable Preferred Stock that, if paid in kind, would otherwise have required the issuance of a fractional share of Holding's Exchangeable Preferred Stock, and (B) up to an aggregate amount of $25,000 in any fiscal year of the Borrower; and

          (vi) Holding may pay dividends on Holding's Exchangeable Preferred Stock in cash, but only (A) to the extent that such dividend, if paid in kind, would otherwise have required the issuance of a fractional share of Holding's Exchangeable Preferred Stock, and (B) up to an aggregate amount of $25,000 in any fiscal year of Holding; or

     6. Debt/Adjusted EBITDA Ratio. Section 6.09 of the Credit Agreement is amended in its entirety to read as follows:

          Section 6.09. Debt/Adjusted EBITDA Ratio. The Debt/Adjusted EBITDA Ratio shall not exceed the following amounts as of the ends of fiscal quarters of the Borrower ending nearest to the following dates:

------------------------------------------------------------------------------------------------------
  Fiscal Quarter                                Debt/Adjusted EBITDA Ratio
 Ending Nearest
 to
------------------------------------------------------------------------------------------------------
                          1998        1999        2000        2001        2002        2003        2004
------------------------------------------------------------------------------------------------------
March 31                         6.40:1.00   5.60:1.00   4.75:1.00   3.75:1.00   3.50:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
June 30              6.75:1:00   6.40:1.00   5.35:1.00   4.50:1.00   3.75:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
September 30         6.75:1:00   6.20:1.00   5.10:1.00   4.25:1.00   3.75:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------
December 31          6.40:1.00   6.00:1.00   5.00:1.00   4.00:1.00   3.50:1.00   3.50:1.00
------------------------------------------------------------------------------------------------------

          and thereafter, 3.50:1.00.

     7. Minimum EBITDA. Section 6.10 of the Credit Agreement is amended in its entirety to read as follows:

          SECTION 6.10. Minimum EBITDA. The Borrower's EBITDA for the four fiscal quarters ending nearest to the following dates shall not be less than the following amounts:

------------------------------------------------------------------------------------------------------
  Fiscal Quarter                                      Minimum EBITDA
 Ending Nearest
 to
------------------------------------------------------------------------------------------------------
                         1998          1999          2000          2001          2002          2003
------------------------------------------------------------------------------------------------------
March 31                           $24,000,000   $26,500,000   $30,000,000   $34,500,000   $37,500,000
------------------------------------------------------------------------------------------------------
June 30                            $24,000,000   $27,500,000   $31,000,000   $35,000,000   $38,000,000
------------------------------------------------------------------------------------------------------
September 30                       $24,500,000   $28,000,000   $32,000,000   $36,000,000   $38,500,000
------------------------------------------------------------------------------------------------------
December 31          $24,000,000   $25,000,000   $28,500,000   $34,000,000   $37,000,000   $39,000,000
------------------------------------------------------------------------------------------------------

          and thereafter, $39,000,000.

     8. Interest Coverage Ratio. Sections 6.11(c) and (d) of the Credit Agreement are amended in their entirety to read as follows:

          (c)  The ratio of

               (i) the EBITDA for the period of four fiscal quarters ending nearest to December 31, 1998 to

               (ii) the product of 1.33 times the Consolidated Interest Expense for the period of three fiscal quarters ending nearest to December 31, 1998,

     shall not be less than 1.60:1.00.

               (d) The ratio of EBITDA to Consolidated Interest Expense for the period of four fiscal quarters ending nearest to each of the following dates, shall not be less than the following ratios:

------------------------------------------------------------------------------------------------
                                           Consolidated Interest Coverage Ratio
 Fiscal Quarter Ending
 Nearest to
------------------------------------------------------------------------------------------------
                             1999        2000        2001        2002        2003        2004
------------------------------------------------------------------------------------------------
March 31                   1.55:1.00   1.80:1.00   2.10:1.00   2.75:1.00   3.00:1:00   3.00:1:00
------------------------------------------------------------------------------------------------
June 30                    1.55:1.00   1.85:1.00   2.20:1.00   2.75:1.00   3.00:1:00
------------------------------------------------------------------------------------------------
September 30               1.65:1.00   1.95:1.00   2.30:1.00   2.75:1.00   3.00:1:00
------------------------------------------------------------------------------------------------
December 31                1.65:1.00   2.00:1.00   2.50:1.00   3.00:1.00   3.00:1:00
------------------------------------------------------------------------------------------------

          and thereafter, 3.00:1.00.

     9. Fixed Charge Coverage Ratio. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:

          SECTION 6.12.  Fixed Charge Coverage Ratio.   The Fixed Charge
     Coverage Ratio as of the end of the period of four fiscal quarters ending nearest to the following dates shall not be less than the following ratios, beginning with the fiscal quarter ending nearest to March 31, 1999:

------------------------------------------------------------------------------------------------
                                                Fixed Charge Coverage Ratio
 Fiscal Quarter Ending
 Nearest to
------------------------------------------------------------------------------------------------
                             1999        2000        2001        2002        2003        2004
------------------------------------------------------------------------------------------------
March 31                   1.05:1.00   1.00:1.00   1.10:1.00   1.20:1.00   1.20:1.00   1.20:1.00
------------------------------------------------------------------------------------------------
June 30                    1.00:1.00   1.07:1.00   1.15:1.00   1.20:1.00   1.20:1.00
------------------------------------------------------------------------------------------------
September 30               1.00:1.00   1.07:1.00   1.15:1.00   1.20:1.00   1.20:1.00
------------------------------------------------------------------------------------------------
December 31                1.00:1.00   1.07:1.00   1.20:1.00   1.20:1.00   1.20:1.00
------------------------------------------------------------------------------------------------

          and thereafter, 1.20:1.00.

     10. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, Holding and the Required Lenders have each executed and delivered at least one counterpart, and shall become effective (with retrospective effect from December 31, 1998) upon satisfaction of the following conditions precedent:

          (a) The Borrower shall have paid to each Lender that executes this Amendment an amendment fee equal to 0.125% of such Lender's Revolving Credit Commitment and outstanding Term Loans as of the date of this Amendment.

          (b) The Borrower shall have paid to the Administrative Agent all fees which are due and payable to the Administrative Agent under the Credit Agreement as amended.

     11. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

     12. Reference to Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.


                              HUDSON RESPIRATORY CARE INC.,

                              by_________________________________
                              Name:
                              Title:


                              RIVER HOLDING CORP.,

                              by_________________________________
                              Name:
                              Title:


                              Acknowledged by:

                              BANKERS TRUST COMPANY, as Administrative
                              Agent and Collateral Agent

                              by_________________________________
                              Name:
                              Title:


                              SALOMON BROTHERS INC, as Arranger,
                              Advisor and Syndication Agent,

                              by_________________________________
                              Name:
                              Title:

                              LENDERS
                              -------

                              BANKERS TRUST COMPANY,

                              by_________________________________
                              Name:
                              Title:


                              CITICORP USA, INC.,

                              by_________________________________
                              Name:
                              Title:


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION,

                              by_________________________________
                              Name:
                              Title:

                              by_________________________________
                              Name:
                              Title:


                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY,

                              by_________________________________
                              Name:
                              Title:


                              BHF-BANK AKTIENGESELLSCHAFT,

                              by_________________________________
                              Name:
                              Title:

                              by_________________________________
                              Name:

                              Title:


                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.,

                              by_________________________________
                              Name:
                              Title:

                              by_________________________________
                              Name:
                              Title:


                              WELLS FARGO BANK, N.A.,

                              by_________________________________
                              Name:
                              Title:


                              ROYAL BANK OF CANADA,

                              by_________________________________
                              Name:
                              Title:


                              SOCIETE GENERALE,

                              by_________________________________
                              Name:
                              Title:


                              IMPERIAL BANK,

                              by_________________________________
                              Name:
                              Title:


                              NATIONSBANK, N.A., as successor to
                              NationsBank of Texas, N.A.,
                              by_________________________________
                              Name:
                              Title: